Please file this prospectus supplement with your records.

                    POLYNOUS GROWTH FUND


Prospectus Supplement Dated February 12, 1997 to Prospectus Dated August
12, 1996.


Polynous Growth Fund Financial Highlights. The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                 For the Period
                                                August 12, 1996*
                                                    through
                                               January 31, 1997
                                                  (unaudited)

Net Asset Value, beginning of period                   $12.00

     Income from investment operations:
       Net investment loss                              (0.02)
       Net realized and unrealized gain on investments   1.02
       Total from investment operations                  1.00

     Less Distributions:
       Distributions from net capital gains             (0.02)

Net Asset Value, end of period                         $12.98

Total Return^                                           17.64 (1)

Ratios/Supplemental Data
     Net assets, end of period (in 000's)              $17,444
     Ratio of expenses to average net assets:
       Before expense reimbursement                      2.73% (1)
       After expense reimbursement                       2.00% (1)
     Ratio of net investment income to average net assets:
       Before expense reimbursement                     (1.26%) (1)
       After expense reimbursement                      (0.53%) (1)
     Portfolio turnover rate                           108.68% (2)
     Average commission rate                           $ 0.0512


*Commencement of investment operations
^Total return claculation does not reflect sales load
1 Annualized
2 Not Annualized

This information supplements the Prospectus on page 4, following
"Expense Summary."



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